PIMCO Equity Series VIT

Supplement Dated June 16, 2016 to the Administrative Class Prospectus, Advisor Class Prospectus and

Institutional Class Prospectus (each dated April 29, 2016), each as supplemented from time to time

(collectively, the “Prospectuses” and each a “Prospectus”); and the Statement of Additional Information

dated April 29, 2016, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Global Dividend Portfolio (the “Portfolio”)

IMPORTANT NOTICE REGARDING CHANGES IN PORTFOLIO NAME, INVESTMENT OBJECTIVE,

PRINCIPAL INVESTMENT STRATEGIES, BENCHMARKS AND PORTFOLIO MANAGER

Effective immediately, all references to the Portfolio’s name in each Prospectus and the SAI are deleted and replaced with the following:

PIMCO StocksPLUS® Global Portfolio

In addition, effective immediately, the “Investment Objective” section of the Portfolio’s Portfolio Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management.

In addition, effective immediately, the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio seeks to exceed the total return of its secondary benchmark index by investing under normal circumstances in S&P 500 Index derivatives and MSCI Europe Australasia Far East (“EAFE”) Net Dividend Index (USD Unhedged) derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in common stocks, options, futures, options on futures and swaps.

The Portfolio’s secondary benchmark index is the 50% S&P 500 Index/50% MSCI EAFE Net Dividend Index (USD Unhedged) (the “Secondary Index”). The Portfolio normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Secondary Index. The Portfolio typically will seek to gain long exposure to its Secondary Index in an amount, under normal circumstances, approximately equal to the Portfolio’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Portfolio with a view toward enhancing the Portfolio’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Secondary Index is a blended index. The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on an unhedged basis. The Portfolio seeks to remain invested in equity derivatives and/or stocks even when the Secondary Index is declining. The Portfolio may invest in equities or equity derivatives that do not comprise the Secondary Index.

The Portfolio does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Portfolio may invest some or all of its assets in stocks. The Portfolio also may invest in exchange-traded funds. The Portfolio’s equity exposure will not be hedged into U.S. dollars.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Portfolio’s prospectus or Statement of Additional Information. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-related securities rated below B). With respect to the Portfolio’s fixed income investments, the Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to the Portfolio’s fixed income investments, the Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means that with respect to fixed income instruments, the Portfolio may invest, together with any other investments denominated in non-U.S. currencies, up to 30% of its total assets in such instruments). With respect to the Portfolio’s fixed income investments, the Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Investors should be aware that, during the Portfolio’s transition from the principal investment strategies in effect prior to June 16, 2016 to the currently-effective principal investment strategies described above, the Portfolio’s direct holdings of physical securities, such as stocks, may represent a greater proportion of the Portfolio’s overall net assets than is intended to be the case, under normal conditions, once the new principal investment strategies are fully implemented. As a result, during this transition period, the Portfolio may experience performance that is not reflective of the performance expected based on full implementation of the currently-effective principal investment strategies described above. There is the risk that, during such transition period, the Portfolio could experience losses, including losses greater than, or gains less than, the losses or gains that would otherwise be incurred were the strategies fully implemented.

In addition, effective immediately, the Portfolio’s portfolio is managed by Sudi Mariappa. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section of the Portfolio’s Portfolio Summary in each Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio’s portfolio is managed by Sudi Mariappa. Mr. Mariappa is a Managing Director of PIMCO, and he has managed the Portfolio since June 2016.

In addition, effective immediately, disclosure concerning the portfolio manager of the Portfolio in the table in the “Management of the Portfolio – Individual Portfolio Manager” section of each Prospectus is deleted and replaced with the following:

Portfolio Manager	Since	Recent Professional Experience
Sudi Mariappa	6/16	Managing Director, PIMCO. Mr. Mariappa rejoined PIMCO in 2014 from GLG, a London-based hedge fund, where he was a managing director, developing and managing fixed income funds. Previously at PIMCO, Mr. Mariappa was a Managing Director and head of global portfolio management. He also served as senior advisor to PIMCO’s portfolio management group from 2009 – 2011. Prior to joining PIMCO in 2000, he was a managing director for Merrill Lynch in Tokyo, overseeing Japanese government bond and swap derivative trading. He has investment experience since 1987 and holds an MBA, as well as a bachelor’s degree in chemical engineering, from Cornell University.

In addition, effective immediately, the Portfolio’s primary broad-based securities market index is the MSCI World Index, and the Portfolio’s secondary benchmark index is the 50% S&P 500 Index/50% MSCI EAFE Net Dividend Index (USD Unhedged). Accordingly, effective immediately, the second paragraph of the “Performance Information” section of the Portfolio’s Portfolio Summary in each Prospectus is deleted in its entirety and replaced with the following:

Effective June 16, 2016, the Portfolio’s primary broad-based securities market index is the MSCI World Index, and the Portfolio’s secondary index is the 50% S&P 500 Index/50% MSCI EAFE Net Dividend Index (USD Unhedged). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The 50% S&P 500 Index/50% MSCI EAFE Net Dividend Index (USD Unhedged) is a blended index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market. The MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on an unhedged basis. The Portfolio’s new primary broad-based securities market index was selected as its use is more closely aligned with the Portfolio’s principal investment strategies. Prior to June 16, 2016, the Portfolio’s primary benchmark index was the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Prior to July 13, 2015, the Portfolio’s primary benchmark index was the MSCI World Index.

In addition, effective immediately, corresponding changes are made to the Average Annual Total Returns Table in the “Performance Information” section of the Portfolio’s Portfolio Summary in each Prospectus, and the following is added following the last row of the Average Annual Total Returns Table:

	1 Year	5 Year	Since Inception (04/14/2010)
50% S&P 500 Index/50% MSCI EAFE Net Dividend Index (USD Unhedged)	0.33%	8.08%	7.89%

In addition, effective immediately, the following is added to the “Principal Risks” section of the Portfolio’s Portfolio Summary in each Prospectus:

Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

In addition, effective immediately, “Dividend-Oriented Stocks Risk,” “Value Investing Risk,” “High Yield and Distressed Company Risk,” “Real Estate Risk,” “Small-Cap and Mid-Cap Company Risk,” and “Convertible Securities Risk” are deleted from the “Principal Risks” section of the Portfolio’s Portfolio Summary in each Prospectus.

In addition, effective immediately, the following is added to the “Description of Principal Risks” section in each Prospectus:

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) and may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Portfolio’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Portfolio to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Portfolio may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which the Portfolio invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Portfolio being unable to realize full value for these securities and/or may result in the Portfolio not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Portfolio. Because of the risks involved in investing in high yield securities, an investment in the Portfolio that invests in such securities should be considered speculative.

In addition, effective immediately, “Dividend-Oriented Stocks Risk,” “Value Investing Risk,” “High Yield and Distressed Company Risk,” “Real Estate Risk,” “Small-Cap and Mid-Cap Company Risk,” and “Convertible Securities Risk” are deleted from the “Description of Principal Risks” section in each Prospectus.

In addition, effective immediately, the last sentence of the first paragraph of the “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” section in each Prospectus is deleted in its entirety and replaced with the following:

With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivative instrument, or a substantial portion of the components of the index to which the derivative instrument is exposed, are: (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments; or (iii) instruments or securities that are issued by issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

Investors Should Retain This Supplement for Future Reference

PESVIT_SUPP1_061616

PIMCO Equity Series VIT

Supplement dated June 16, 2016 to the Statement of Additional Information dated April 29, 2016, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Global Dividend Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is managed by Sudi Mariappa.

Therefore, effective immediately, corresponding changes are made in the tables and accompanying footnotes in the subsections titled “Portfolio Managers–Other Accounts Managed” and “Portfolio Managers—Securities Ownership” in the SAI.

In addition, effective immediately, the last sentence of the second paragraph in the subsection titled “Investment Objectives and Policies—Foreign Securities” in the SAI is deleted and replaced with the following:

With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivative instrument, or a substantial portion of the components of the index to which the derivative instrument is exposed, are: (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments; or (iii) instruments or securities that are issued by issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

In addition, effective immediately, the fourth sentence of the first paragraph in the subsection titled “Portfolio Distributions” in the SAI is deleted and replaced with the following:

The Portfolio intends to declare income dividends quarterly and distribute them quarterly to shareholders of record.

Investors Should Retain This Supplement for Future Reference

PESVIT_SUPP2_061616